Exhibit 99.1

Contacts:

Exelon
Investor Relations: Marybeth Flater, (312) 394-8354
Media Relations: Jennifer Medley, (312) 394-7189

PSEG
Investor Relations: Sue Carson, (973) 430-6565
Media Relations: Paul Rosengren, (973) 430-5911

Media Conference Call
Exelon and PSEG will hold a teleconference for members of the media today at 10:00 a.m. Eastern time. The dial-in number for the call is 1-800-825-9580, and the passcode is 443053.

EXELON AND PSEG SUPPLEMENT FERC FILING TO ASSIST IN
EXPEDITED APPROVAL PROCESS

Companies propose additional mitigation

CHICAGO and NEWARK (May 10, 2005) – Exelon Corporation and Public Service Enterprise Group announced today that they have supplemented their February 4 filing with the Federal Energy Regulatory Commission (FERC), in which they seek approval of their planned merger. The filing addresses concerns raised by outside parties.

Provided that FERC approves the merger without a hearing, the companies will divest additional capacity to address some of the concerns raised.

“We stand behind our original FERC filing and believe that it fully satisfies the Commission’s standards for evaluating proposed mergers. However, we are supplementing our filing — including an offer to divest additional capacity — in an effort to expedite approval of the merger,” said Betsy Moler, executive vice president of government and environmental affairs and public policy of Exelon. “We’re confident that the principal objections should be resolved by what we are offering today.”

“We believe the commitments made in this filing will provide the certainty that the merger fully supports and enhances robust, competitive regional energy markets,” said Ed Selover, senior vice president and general counsel, PSEG. “We will be selling plants with an expectation that they will remain in operation and continue to be important contributors to the regional electric grid.”

Following are some of the additions the companies made to their original FERC filing, provided FERC approves the merger without a hearing:

(more)

Increased Divestiture. The companies propose to divest an additional 1,100 MW of generation in the PJM Pre-2004 market, which comprises New Jersey, Pennsylvania, Delaware, Maryland, District of Columbia, most of West Virginia, parts of Virginia, and a small area of Ohio. In combination with the 2,900 MW of fossil capacity already subject to divestiture and 2,600 MW of baseload nuclear capacity slated for virtual divestiture, this results in a total of 6,600 MW of capacity subject to mitigation — an amount unprecedented in merger proceedings. The proposed additional divestitures are not expected to have a material effect on the results of operations of Exelon Electric & Gas following the merger.

Elimination of Limits on Purchasers. The filing removes limits on which entities may purchase generation. The increased divestiture of generation assets allows for larger market participants to purchase capacity without raising market concentration issues. The requirement would remain that no single entity may purchase more than 50 percent of the virtually divested nuclear capacity being sold.

Monitoring of Virtual Divestiture. The virtual divestitures will be conducted by an independent auction manager. The companies also will establish a public web page, detailing compliance with the virtual divestiture (and other interim and long-term mitigation requirements).

Reducing Time for Divestiture. The companies commit to executing sales agreements and making filings with FERC for the approval of sales within one year after the closing of the merger.

Transmission Upgrades. The companies commit to accelerating planned transmission upgrades on their own systems regardless of whether the merger is approved. In addition, the companies will fund approximately $25 million in transmission upgrades in the PJM system, contingent upon the approval and closing of the merger. The proposed transmission upgrades will not have a material effect on the results of operations of Exelon Electric & Gas.

The Companies Have Provided a List of Units Eligible for Divestiture. A full list of units eligible for divesture follows this release. The applicants propose to divest at least three of the following eight units to meet part of the divestiture commitments:

Bergen	1,225 MW combined-cycle (PSEG)
Conemaugh	350 MW coal (Exelon partial ownership interest)
382 MW coal (PSEG partial ownership interest)
Cromby 1	144 MW coal (Exelon)
Eddystone 1-2	579 MW coal (Exelon)
Hudson 2	608 MW coal (PSEG)
Keystone	350 MW coal (Exelon partial ownership interest)
388 MW coal (PSEG partial ownership interest)
Linden	1,218 MW combined-cycle (PSEG, under construction)
Mercer 1-2	648 MW coal (PSEG)

Corporate Profiles

Exelon is one of the nation’s largest electric utilities with approximately 5.2 million customers and more than $14 billion in annual revenues. The company has one of the industry’s largest portfolios of electricity generation capacity, with a nationwide reach and strong positions in the Midwest and Mid-Atlantic. Exelon distributes electricity to approximately 5.2 million customers in Illinois and Pennsylvania and gas to more than 460,000 customers in the Philadelphia area. Exelon is headquartered in Chicago and trades on the NYSE under the ticker EXC. For more information, visit the company’s website at www.exeloncorp.com.

PSEG is a major integrated energy and generation company with more than $10 billion in annual revenues. It serves about 2 million electric and 1.6 million gas customers in New Jersey. The company operates a large fleet of generating stations with diverse fuel and dispatch characteristics, largely in the PJM interchange. PSEG is headquartered in Newark, New Jersey and trades on the NYSE under the ticker PEG. For more information, visit the company’s website at www.pseg.com.

Units Eligible for Divesture

			Summer	Summer	Summer	Summer
				Economic	Economic	Economic
			Economic <	Between $25	Between $55	Between $80
			$25	and $55/MWh	and $80/MWh	and $250/MWh
Unit	Type	MW
PJM East
Conowingo	HY	512	x
Yards Creek	HY	200		x
Eddystone 1-2	ST	579		x
Cromby 1	ST	144		x
Hudson 2	ST	608		x
Mercer 1-2	ST	648		x
Bergen, 1ST, 1SC, 1CC	CC	1,225		x
Linden CC	CC	1,218		x
Bergen 3	GT	21			x
Sewaren 1-4	ST	453			x
Hudson 1	ST	383			x
Kearny 7-8	ST	300			x
Pennsbury 1-2	GT	6			x
Cromby 2	ST	201			x
Kearny (PSEG)	CT	134			x
Burlington (PSEG)	CT	168			x
Eddystone 3-4	ST	760			x
Essex	GT	81			x
Linden 7-8	GT	156			x
Edison	GT	168			x
Fairless Hills	ST	60				x
Cromby IC1	IC1	3				x
Delaware 1	1	3				x
Schuylkill 1, 10-11, IC1	ST, GT IC1	199				x
Croydon	GT	384				x
Essex 10, 11, 12	GT	536				x
Edison	GT	336				x
Richmond	GT	96				x

			Summer	Summer	Summer	Summer
				Economic	Economic	Economic
			Economic <	Between $25	Between $55	Between $80
			$25	and $55/MWh	and $80/MWh	and $250/MWh
Unit	Type	MW
Kearny 9, 10, 12	GT	330				x
National Park	GT	21				x
Falls	GT	51				x
Moser	GT	51				x
Delaware 9-12	GT	56				x
Eddystone 10-40	GT	60				x
Southwark 3-6	GT	52				x
Chester 7-9	GT	39				x
Burlington 8-11	GT	389				x
Bayonne 1-2	GT	42				x
Sewaren 6	GT	129				x
Mercer 3	GT	129				x
Linden 5,6	GT	160				x

Sub-Total		11,091	512	4,622	2,831	3,126

PJM Pre-2004 (*)
Muddy Run	HY	1,070		x
Keystone 1-2	ST	738		x
Keystone	GT	5				x
Conemaugh 1-2	ST	732		x
Conemaugh	GT	5				x

Sub-Total		2,549	—	2,540	—	9

Note: Units are economic within 105% of market price.

(*) Reflects combined interest of Exelon and PSEG in Keystone and Conemaugh.

Additional Information

This communication is not a solicitation of a proxy from any security holder of Exelon or PSEG. Exelon has filed with the Securities and Exchange Commission a Registration Statement on Form S-4 (Registration No. 333-122704) that contains a preliminary joint proxy statement/prospectus and other relevant documents regarding the proposed merger of Exelon and PSEG. WE URGE INVESTORS AND SECURITY HOLDERS TO READ THE DEFINITIVE JOINT PROXY STATEMENT/PROSPECTUS REGARDING THE PROPOSED TRANSACTION AND ANY OTHER RELEVANT DOCUMENTS WHEN THEY BECOME AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT EXELON, PSEG AND THE PROPOSED MERGER. Investors and security holders will be able to obtain these materials (when they are available) and other documents filed with the SEC free of charge at the SEC’s website, http://www.sec.gov. In addition, a copy of the definitive joint proxy statement/prospectus (when it becomes available) may be obtained free of charge from Exelon Corporation, Shareholder Services, 10 South Dearborn Street, P.O. Box 805398, Chicago, Illinois 60680-5398, or from Public Service Enterprise Group Incorporated, Investor Relations, 80 Park Plaza, P.O. Box 1171, Newark, New Jersey 07101-1171.

The respective directors and executive officers of Exelon and PSEG and other persons may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction. Information regarding Exelon’s and PSEG’s directors and executive officers and other participants in the solicitation and a description of their direct and indirect interests, by security holdings or otherwise, is available in the preliminary joint proxy statement/prospectus contained in the above-referenced Registration Statement on Form S-4.

Forward-Looking Statements

This communication includes “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements include, for example, statements regarding benefits of the proposed merger, integration plans, and expected synergies, anticipated future financial and operating performance and results, including estimates for growth. There are a number of risks and uncertainties that could cause actual results to differ materially from the forward-looking statements made herein. A discussion of some of these risks and uncertainties, as well as other risks associated with the merger, is included in the preliminary joint proxy statement/prospectus contained in the above-referenced Registration Statement on Form S-4. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this communication. Neither Exelon nor PSEG undertakes any obligation to publicly release any revision to its forward-looking statements to reflect events or circumstances after the date of this communication.

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